Exhibit 10.4

WMG ACQUISITION CORP.

Issuer

THE SUBSIDIARY GUARANTORS PARTIES HERETO

And

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of  May 17 , 2005

TO

INDENTURE

Dated as of April 8, 2004

as amended by the

First Supplemental Indenture

Dated as of November 16, 2004

U.S. Dollar-denominated 7 3/8% Senior Subordinated Notes due 2014

Sterling-denominated 8 1/8% Senior Subordinated Notes due 2014

                This SECOND SUPPLEMENTAL INDENTURE is dated as of this 17th day of May, 2005 (the “Second Supplemental Indenture”), among WMG ACQUISITION CORP., a Delaware corporation (the “Company”), the Subsidiary Guarantors parties hereto (as listed below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (the “Trustee”).

                WHEREAS, the Company, the guarantors parties thereto and the Trustee entered into an Indenture dated as of April 8, 2004, as amended by the First Supplemental Indenture dated as of November 16, 2004 among the Company, the Trustee, WEA Urban LLC and WEA Rock LLC (collectively, the "Indenture"), for the benefit of each other and for the equal and ratable benefit of the Holders of the U.S. Dollar-denominated 7 3/8% Senior Subordinated Notes due 2014 and the Sterling-denominated 8 1/8% Senior Subordinated Notes due 2014 (the “Notes”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Indenture.

                WHEREAS, Section 4.16 of the Indenture requires the Company to cause certain Restricted Subsidiaries to execute and deliver a supplemental indenture to the Indenture providing for issuance by such Restricted Subsidiary of a Subsidiary Guarantee of payment of the Notes.

                WHEREAS, the foregoing amendment is permitted under Section 9.01(6) of the Indenture.

                WHEREAS, the Company and the Subsidiary Guarantors desire and have requested the Trustee to join with it in the execution and delivery of this Second Supplemental Indenture,

                NOW, THEREFORE, in consideration of the addition of the Subsidiary Guarantor named below as Subsidiary Guarantor hereunder, the Company and the Guarantor named below covenant and agree with the Trustee as follows:

                1. The following Subsidiary Guarantors shall become Subsidiary Guarantors as of the date of this Second Supplemental Indenture by execution and delivery of this Second Supplemental Indenture

NonZero, LLC

The Biz, LLC

                2.  The Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                3.  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                4.  All covenants and agreements in this Second Supplemental Indenture by the Company and the Subsidiary Guarantors shall bind their respective successors and assigns, whether so expressed or not.

                5.  In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                6.  Nothing in this Second Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

                7.  THIS SECOND SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                8.  All terms used in this Second Supplemental Indenture not otherwise defined herein that are defined in the Indenture shall have the meanings set forth therein.

                9.  This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                10.  The recitals contained herein shall be taken as statements of the Company and the Subsidiary Guarantors, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of the Indenture, this Second Supplemental Indenture or of the Notes and shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

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                IN WITNESS WHEREOF, the parties have executed this Second Supplemental Indenture as of the date first written above.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

NONZERO LLC

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

THE BIZ LLC

By:	/s/ Paul Robinson
Name: Paul Robinson
Title: SVP & Deputy General Counsel

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Jeffery Rose
Name: Jeffery Rose
Title: Vice President